UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23rd, 2016

Grey Fox Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-55540	99-0373721
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1015 Twin Lakes Rd. Longwood, Florida	32750
(Address of principal executive offices)	(Zip Code)

407-415-0013
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.                          Change of name

FINRA has approved the name change from Gray Fox Petroleum Corp. to Grey Fox Holdings Corp.  This has taken effect as of today June 23rd, 2016.  This is the only corporate change as the symbol and share structure will stay the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grey Fox Holdings Corp.
Date: June 22nd, 2016	By: /s/ Daniel Sobolewski
Name: Daniel Sobolewski
Title: Chief Executive Officer